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EXHIBIT 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED
CREDIT AND SECURITY AGREEMENT

        This First Amendment to Amended and Restated Credit Agreement (this "Amendment"), dated as of June    , 2004, is made by and between NETLIST, INC., a Delaware corporation, and NETLIST TECHNOLOGY TEXAS, L.P., a Texas limited partnership (each a "Borrower" and collectively, the "Borrowers"), on the one hand, and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), on the other hand.

Recitals

        The Borrowers and the Lender are parties to that certain Amended and Restated Credit and Security Agreement dated as of December 27, 2003 (as amended from time to time, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

        The Borrowers have requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

        1.    Defined Terms.    Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

        2.    Amendment.    Subsection (x) of the definition of Eligible Accounts set forth in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

          "(x) Accounts owed by an Account Debtor (or an affiliate of such Account Debtor), regardless of whether otherwise eligible, to the extent that the balance of such Accounts exceeds 15% of the aggregate amount of all Accounts (except in the case of Dell Computer Corporation (excluding Dell Computer-Ireland), in which case such percentage shall be 65% through June 30, 2004, with such percentage thereafter reducing by 2.5% each month commencing July 1, 2004 and continuing on the first day of each month thereafter until such percentage is reduced to 50%);"

        3.    No Other Changes.    Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

        4.    Conditions Precedent.    This Amendment shall be effective when the Lender shall have received: (a) an executed original hereof, together with the Acknowledgment and Agreement of Guarantors and the Acknowledgment and Agreement of Subordinated Creditors set forth at the end of this Amendment, duly executed by each Guarantor and Subordinated Creditor, each in substance and form acceptable to the Lender in its sole discretion; and (b) an accommodation fee of $2,500.

        5.    Representations and Warranties.    The Borrowers hereby represent and warrant to the Lender as follows:

          (a)   The Borrowers have all requisite power and authority to execute this Amendment and to perform all of their obligations hereunder, and this Amendment has been duly executed and delivered by the Borrowers and constitutes the legal, valid and binding obligation of the Borrowers, enforceable in accordance with its terms.

          (b)   The execution, delivery and performance by the Borrowers of this Amendment has been duly authorized by all necessary corporate action and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrowers, or the articles of incorporation or by-laws of the Borrowers, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrowers are a party or by which their properties may be bound or affected.

          (c)   All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

        6.    References.    All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

        7.    Costs and Expenses.    The Borrowers hereby reaffirm their agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrowers specifically agree to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrowers hereby agree that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrowers, make a loan to the Borrowers under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

        8.    Miscellaneous.    This Amendment and the Acknowledgment and Agreement of Guarantors and the Acknowledgment and Agreement of Subordinated Creditors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO BUSINESS CREDIT, INC.
By:
Name: Hank Kaminski Its: Vice President
NETLIST, INC.
By:

Name:

Its: President
NETLIST TECHNOLOGY TEXAS, L.P.
By:

Name:

Its: President

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

        The undersigned, each a guarantor of the indebtedness of Netlist, Inc. and Netlist Technology Texas L.P. (collectively, the "Borrowers") to Wells Fargo Business Credit, Inc. (the "Lender") pursuant to a separate guaranty (each, a "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms and execution thereof; (iii) reaffirms his obligations to the Lender pursuant to the terms of his/its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under his/its Guaranty for all of the Borrowers' present and future indebtedness to the Lender.

CHUN K. HONG, an individual
CHRISTOPHER LOPES, an individual
JAYESH BHAKTA, an individual
NETLIST HOLDINGS GP, INC.
By:

Name:

Its:

NETLIST HOLDINGS LP, INC.
By:

Name:

Its:

ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATED CREDITORS

        The undersigned, each a subordinated creditor of Netlist, Inc. and Netlist Technology Texas L.P. (collectively the "Borrowers") to Wells Fargo Business Credit, Inc. (the "Lender") pursuant to a separate Subordination Agreement each dated as of July 2, 2003 (each, a "Subordination Agreement"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Subordination Agreement; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of the Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under its Subordination Agreement.

HEUNGHWA INDUSTRY CO., LTD
By:

Name:

Its:

SERIM PAPER MANUFACTURING CO., LTD
By:

Name:

Its:

QuickLinks

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT
ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS
ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATED CREDITORS